                        FIRST AMENDMENT TO
               AMENDED AND RESTATED CREDIT AGREEMENT


      THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of May 31, 1995, is entered into among AMERICAN FREIGHTWAYS CORPORATION, an Arkansas corporation
("AFC"), AMERICAN FREIGHTWAYS, INC., an Arkansas corporation ("AFI"; AFC and AFI are referred to collectively as the "Companies" and individually as a "Company"), the banks listed on the signature pages hereof (the "Lenders"), NATIONSBANK OF TEXAS, N.A., in its capacity as agent (in said capacity, the "Agent").


                            BACKGROUND
                            ----------

     A. Companies, Lenders and Agent heretofore entered into that certain Amended and Restated Credit Agreement, dated as of October
20, 1994 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. Companies, Lenders and Agent desire to make certain amendments to the Credit Agreement to provide for an increase in the amount of the Commitment.

      NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Companies, Lenders and Agent covenant and agree as follows:

     1.        AMENDMENTS.

          (a) The amount of "$75,000,000" set forth in the introductory paragraph of the Credit Agreement is hereby amended to be "$125,000,000."

          (b) The definition of "Commitment" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

               "Commitment means $125,000,000, as reduced from time to time pursuant to Section 2.04 hereof."

     2. REPRESENTATIONS AND WARRANTIES TRUE: NO EVENT OF DEFAULT. By its execution and delivery hereof, each Company represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing
Section 1:

          (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

          (c) each Company has full power and authority to execute and deliver this First Amendment, the $57,500,000 replacement Note payable to the order of NationsBank of Texas, N.A. (the "NationsBank Note"), the $42,500,000 replacement Note payable to the order of Texas Commerce Bank National Association (the "Texas Commerce Note"), and the $25,000,000 replacement Note payable to the order of Wachovia Bank of Georgia, N.A. (the "Wachovia Note"), and this First Amendment and the Credit Agreement, as amended hereby, the NationsBank Note, the Texas Commerce Note and the Wachovia Note constitute the legal, valid and binding obligations of such Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

          (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other
     Person (including, but not limited to, with respect to the Prudential Debt), is required for the execution, delivery or performance by each Company of this First Amendment, the NationsBank Note, the Texas Commerce Note or the Wachovia Note.

     3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of May 31, 1995 subject to the following:

          (i) Agent shall have received counterparts of this First Amendment executed by each Lender;

          (ii) Agent shall have received counterparts of this First Amendment executed by each Company;

           (iii) NationsBank of Texas, N.A. shall have received the executed NationsBank Note;

           (iv) Texas Commerce Bank National Association shall have received the executed Texas Commerce Note;

           (v) Wachovia Bank of Georgia, N.A. shall have received the executed Wachovia Note;

           (vi) Agent shall have received certified copies of resolutions of each Company authorizing execution, delivery and performance of this First Amendment, the NationsBank Note, the Texas Commerce Note and the Wachovia Note; and

            (vii) Agent shall have received, in form and substance satisfactory to Agent and its counsel, such other documents, certificates and instruments as Agent shall require.

     4.        REFERENCE TO THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

          (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     5. COSTS, EXPENSES AND TAXES. The Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities under the Credit Agreement, as hereby amended).

     6. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7. GOVERNING LAW: BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon each Company and each Lender and their respective successors and assigns.

     8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as the date first above written.

                    AMERICAN FREIGHTWAYS CORPORATION



                    By:  /s/James R. Dodd
                       Title: Executive Vice President -
                         Accounting & Finance

                    AMERICAN FREIGHTWAYS, INC.



                    By:  /s/James R. Dodd
                       Title: Executive Vice President -
                         Accounting & Finance

                    NATIONSBANK OF TEXAS, N.A.
                    as Administrative Lender and as a Lender



                    By:  /s/Steve Deily
                       Title: Senior Vice President

                    TEXAS COMMERCE BANK NATIONAL
                    ASSOCIATION



                    By:  /s/Scott Brunke
                       Title: Vice President

                    WACHOVIA BANK OF GEORGIA, N.A.



                    By:  /s/F. Alan Smith
                       Title: Vice President

                 American Freightways Corporation
                    American Freightways, Inc.


                            SENIOR NOTE


No. V-001
ORIGINAL PRINCIPAL AMOUNT:  $20,000,000
ORIGINAL ISSUE DATE:  June 15, 1995
INTEREST RATE:  6.92%
INTEREST  PAYMENT  DATES:   March 15, June  15,  September  15  and
December 15
FINAL MATURITY DATE:  June 15, 2005
PRINCIPAL INSTALLMENT DATES AND AMOUNTS:
          June 15, 2001, $4,000,000; June 15, 2002, $4,000,000;
          June 15, 2003, $4,000,000; and June 15, 2004, $4,000,000.

          FOR VALUE RECEIVED, the undersigned, American Freightways Corporation, a corporation organized and existing under the laws of the State of Arkansas ("AFC"), and American Freightways, Inc., a corporation organized and existing under the laws of the State of Arkansas ("AFI", AFC and AFI are collectively referred to herein as the "Companies"), hereby promise to pay to The Prudential Insurance Company of America, or registered assigns, the principal sum of TWENTY MILLION DOLLARS ($20,000,000), payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.92% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

          Payments of principal of, and interest on, and any Yield-Maintenance Amount payable with respect to, this Note are to be made at the main office of Morgan Guaranty Trust Company of New York in New York City or at such other place as the holder hereof shall designate to the Companies in writing, in lawful money of the United States of America.

           This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Master Shelf Agreement, dated as of September 3, 1993, as amended (herein called the

"Agreement"), between the Companies and The Prudential Insurance Company of America and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

           This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Companies may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Companies shall not be affected by any notice to the contrary.

          In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

           This Note shall be construed and enforced in accordance with the laws of the State of Texas.

                    American Freightways Corporation


                    By: /s/James R. Dodd
                       Executive Vice President
                       and Chief Financial Officer


                    American Freightways, Inc.


                    By: /s/James R. Dodd
                       Executive Vice President
                       and Chief Financial Officer